Exhibit 10.1
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement, dated on and as of December 24, 2009 (this “Agreement”), is made between Vermillion, Inc., a Delaware corporation and debtor and debtor-in-possession under Chapter 11 of the United States Bankruptcy Code (the “Company”), the undersigned purchaser(s) (each a “Purchaser” and collectively, the “Purchasers”) and each assignee of a Purchaser who becomes a party hereto.
     WHEREAS, the Company is a debtor and debtor-in-possession in Case No. 09-11091 (the “Case”) pending in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (captioned In re: Vermillion, Inc.) under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. §101, et seq.)(the “Bankruptcy Code”). The Company will be reorganized pursuant to a plan of reorganization (the “Plan of Reorganization”), subject to entry of a final order confirming the Plan of Reorganization by the Bankruptcy Court (the “Confirmation Order”).
     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the “Offering”), and the Purchasers, severally and not jointly, desire to purchase from the Company, shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Shares are sometimes referred to herein as the “Securities”.
     WHEREAS, the net proceeds of the Offering are intended to be used by the Company to finance in part the distributions to be made under the Plan of Reorganization, to pay the fees and expenses associated therewith, to repay in full the Company’s obligations under its debtor-in-possession financing agreement with Quest Diagnostics Incorporated and for working capital and other general corporate purposes of the Company and its subsidiaries.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:
A. Subscription
     (1) Subject to the conditions to closing set forth herein, each Purchaser hereby irrevocably subscribes for and agrees to purchase Securities for the aggregate purchase price set forth on the signature page of such Purchaser hereto (the “Subscription Amount”). The Securities to be issued to each Purchaser hereunder shall consist of Shares in an amount equal to the quotient of (x) the Subscription Amount, divided by (y) the Share Purchase Price, rounded down to the nearest whole number.
     (2) For the purposes of this Agreement, the purchase price for each Share shall be $18.4932 (the “Share Purchase Price”).

     (3) The Company shall use its reasonable best efforts to hold the closing of the Offering (the “Closing”, and the date of the Closing, the “Closing Date”) as soon as practicable after entry of the Confirmation Order by the Bankruptcy Court approving the Plan of Reorganization. Prior to the Closing, each Purchaser shall deliver the applicable Subscription Amount, by wire transfer to an escrow account in accordance with the wire transfer instructions set forth on Schedule A, and such amount shall be held in the manner described in Paragraph (4) below. There is no minimum Subscription Amount required for the Closing.
     (4) All payments for Securities made by the Purchasers will be deposited as soon as practicable but by no later than 5:00 p.m. (New York time) on the date of this Agreement, in a non-interest bearing escrow account. With respect to each Purchaser, payments for Securities made by such Purchaser will be returned promptly, prior to an applicable Closing, without interest or deduction, if, or to the extent, (i) such Purchaser’s subscription is rejected by the Company; (ii) the Offering is terminated for any reason; or (iii) upon request by such Purchaser, if the Closing does not occur within fifteen (15) days after the date of the Confirmation Order; provided, however, that the foregoing clause (iii) shall not relieve any Purchaser of any liability in the event the Closing does not occur within such fifteen (15) day period due to the failure of a Purchaser to deliver such Purchaser’s applicable Subscription Amount.
     (5) Upon receipt by the Company of the requisite payment for all Securities to be purchased by the Purchasers whose subscriptions are accepted, the Company shall, at the Closing: (i) issue to each Purchaser stock certificates representing the shares of Common Stock purchased at such Closing under this Agreement; (ii) deliver to the Purchasers a certificate stating that the representations and warranties made by the Company in Section C of this Agreement are true and correct in all material respects on the date of such Closing relating to the Securities subscribed for pursuant to this Agreement as though made on and as of such Closing Date (provided, however, that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date); (iii) cause to be delivered to the Purchasers an opinion of Paul, Hastings, Janofsky & Walker LLP substantially in the form of Exhibit A hereto; and (iv) cause to be delivered to the Purchasers as of a date within five (5) days of the Closing Date evidence of the good standing and corporate existence of the Company issued by the Delaware Secretary of State. Notwithstanding anything to the contrary herein, the Company and Purchasers agree that no funds may be released to the Company from the escrow account until entry of the Confirmation Order by the Bankruptcy Court approving the Plan of Reorganization, all of the items required to be delivered by the Company pursuant to clauses (i), (ii), and (iii) of this Paragraph (5) have been delivered in accordance with this Paragraph (5) and all other conditions to Closing set forth in this Agreement have been satisfied or waived. Upon satisfaction or waiver of all conditions to Closing set forth in this Agreement, funds may be released from the escrow account upon the written instructions of the Company.
     (6) Each Purchaser acknowledges and agrees, solely with respect to itself, that (i) the purchase of Shares by such Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement; and (ii) this Agreement shall be binding upon such Purchaser upon the execution and delivery to the Company of such Purchaser’s signed counterpart signature page to this Agreement unless and until the Company shall promptly reject the subscription being made hereby by such Purchaser.

B. Representations and Warranties of the Purchaser
     Each Purchaser, severally and not jointly, hereby represents and warrants only as to itself to the Company, and agrees with the Company as follows:
     (1) Such Purchaser understands and acknowledges and is fully aware that (i) the Company is a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code in Case No. 09-11091 pending in the United States Bankruptcy Court for the District of Delaware, (ii) the Company is delinquent in its filings with the Securities and Exchange Commission (the “SEC”), including as a result of its failure to file any quarterly or annual periodic report on Form 10-Q or Form 10-K for any quarterly or annual fiscal period ended after September 30, 2008; (iii) the Securities are currently quoted on the “pink sheets”; and (iv) the Securities are not presently quoted on the Nasdaq Capital Market nor listed for trading on any national securities exchange, and, notwithstanding the circumstances described in the preceding clauses (i)(ii)(iii) and (iv) (and without limiting any of the other representations and warranties or agreements of Purchaser herein), such Purchaser has made its own investment decision to subscribe for and purchase Securities issued in the Offering.
     (2) Such Purchaser has carefully read this Agreement and the Escrow Agreement attached hereto as Exhibit B (collectively the “Offering Documents”), and is familiar with and understands the terms of the Offering. Such Purchaser has also carefully read and considered the Company’s Amended Disclosure Statement for Debtor’s First Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code dated December 8, 2009 (the “Disclosure Statement”). Such Purchaser has relied only on the information contained in the Offering Documents, the Disclosure Statement and the Company’s SEC filings through the Closing Date (the “SEC Filings”), and has not relied on any representation made by any other person, other than as set forth in Paragraphs B.(3)-(4) below. Such Purchaser fully understands all of the risks related to the purchase of the Securities. Such Purchaser has carefully considered and has discussed with such Purchaser’s professional legal, tax, accounting and financial advisors, to the extent such Purchaser has deemed necessary, the suitability of an investment in the Securities for such Purchaser’s particular tax and financial situation and has determined that the Securities being subscribed for by such Purchaser are a suitable investment for such Purchaser. Such Purchaser recognizes that an investment in the Securities involves substantial risks, including the possible loss of the entire amount of such investment. Such Purchaser further recognizes that the Company has broad discretion concerning the use and application of the proceeds from the Offering.
     (3) Such Purchaser acknowledges that (i) such Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books that such Purchaser requested have been made available for inspection by such Purchaser, such Purchaser’s attorney, accountant or advisor(s).
     (4) Such Purchaser and such Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of such Purchaser. Such Purchaser understands that it is not relying on any representation of any kind made by the Company regarding the Company, the Securities or any other matter other than as set forth herein.
     (5) Such Purchaser is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.
     (6) If such Purchaser is a natural person, such Purchaser has reached the age of majority in the state in which such Purchaser resides. Such Purchaser has adequate means of providing for such Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.
     (7) Such Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable such Purchaser to utilize the information made available to such Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Offering Documents.
     (8) Such Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom. Such Purchaser acknowledges that neither the offer nor sale of the Securities has been registered under the Securities Act or under the securities laws of any state. Such Purchaser represents and warrants that such Purchaser is acquiring the Securities for such Purchaser’s own account and not with a current view toward resale or distribution within the meaning of the Securities Act. Such Purchaser has not offered or sold the Securities being acquired nor does such Purchaser have any present intention of selling, distributing or otherwise disposing of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. Such Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act and (ii) the Company has no obligation to register the Securities subscribed for hereunder, except as provided in Section E hereof. By making these representations herein, such Purchaser is not making any representation or agreement to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an available exemption to the registration requirements of the Securities Act.
     (9) Such Purchaser acknowledges that the certificates representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:
The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which is available under such act.

     Certificates evidencing the Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares pursuant to Rule 144, or (ii) if such Shares are eligible for sale under Rule 144(b) or have been sold pursuant to the Registration Statement (as defined in Section E hereof) and in compliance with the obligations set forth in Section E(6), below, or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission), in each such case (i) through (iii) to the extent reasonably determined by the Company’s legal counsel. Subject to the foregoing, at such time and to the extent a legend is no longer required for the Shares, the Company will use its reasonable best efforts to no later than three (3) trading days following the delivery by a Purchaser to the Company or to the Company and the Company’s transfer agent of a legended certificate representing such Shares (together with such accompanying documentation or representations as reasonably required by counsel to the Company), deliver or cause to be delivered a certificate representing such Shares that is free from the foregoing legend.
     (10) If this Agreement is executed and delivered on behalf of a partnership, corporation, limited liability company, trust, estate or other entity: (i) such partnership, corporation, limited liability company, trust, estate or other entity has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, limited liability company, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, limited liability company, trust, estate or other entity is binding upon such partnership, corporation, limited liability company, trust, estate or other entity; and (iii) such partnership, corporation, limited liability company, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.
     (11) If such Purchaser is a retirement plan or is investing on behalf of a retirement plan, such Purchaser acknowledges that an investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.
     (12) The information contained in the purchaser questionnaire in the form of Exhibit C attached hereto (the “Purchaser Questionnaire”) delivered by such Purchaser in connection with this Agreement is complete and accurate in all respects, and such Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act on the basis indicated therein.
     (13) The information contained in the selling stockholder questionnaire in the form of Exhibit D attached hereto (the “Selling Stockholder Questionnaire”) delivered by such Purchaser in connection with this Agreement is complete and accurate in all material respects.

     (14) Such Purchaser acknowledges that the Company will have the authority to issue shares of Common Stock, in excess of those being issued in connection with the Offering, and that the Company may issue additional shares of Common Stock from time to time. The issuance of additional shares of Common Stock may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares. Such Purchaser acknowledges and agrees that such Purchaser shall have no preemptive rights, right of first refusal, or other rights to subscribe for or purchase any shares of Common Stock the Company may issue in the future as a result of such Purchaser’s purchase of Securities pursuant to this Agreement.
     (15) Such Purchaser acknowledges that the Company has engaged Roth Capital Partners, LLC (the “Placement Agent”) in connection with the Offering and, as consideration for its services, has agreed to pay the Placement Agent an aggregate cash commission equal to five percent (5%) of the gross proceeds resulting from those Purchasers which the Placement Agent has been responsible for introducing to the Company for the purpose of participating in the Offering. The Company has agreed to pay an advisory fee to the Placement Agent of $100,000, which amount will be credited against the commission in the previous sentence.
     (16) Prohibited Transactions. Such Purchaser agrees that beginning on the date hereof until the Offering is publicly announced by the Company (which the Company has agreed to undertake in accordance with the provisions of Section F.(3) hereof), such Purchaser will not enter into any Short Sales. For purposes of the foregoing sentence, a “Short Sale” by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock, exclusive of the Shares. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options, warrants or convertible securities then held by such Purchaser (assuming that such options were then fully exercisable or convertible, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser. Such Purchaser understands and acknowledges that the SEC currently takes the position that coverage of Short Sales “against the box” prior to the effective date of an applicable Registration Statement is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, complied by the Office of Chief Counsel, Division of Corporation Finance.
C. Representations and Warranties of the Company
     The Company hereby makes the following representations and warranties to the Purchasers as of immediately prior to Closing after giving effect to the Plan of Reorganization and Confirmation Order:
     (1) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, except as disclosed in the Disclosure Statement and the SEC Filings, the Company has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, assets, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).
     (2) Capitalization. The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share. As of December 19, 2009, there were (i) 7,918,704 shares of Common Stock and no shares of preferred stock issued and outstanding; (ii) 7,860,205 shares of Common Stock reserved for future issuance to employees, directors, officers and consultants pursuant to the Company’s employee stock plans; (iii) 505,649 shares of Common Stock reserved for future issuance upon exercise of warrants; (iv) 47,300 shares of Common Stock reserved for issuance upon conversion of the Company’s outstanding 4.5% Notes; (v) 208,750 shares of Common Stock reserved for issuance upon conversion of the Company’s 7% Notes; and (vi) 830,227 shares of Common Stock reserved for issuance upon the exercise of outstanding options held by current and former employees, directors, officers and consultants of the Company. Other than as set forth above or as contemplated in this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.
     (3) Issuance; Reservation of Shares. The issuance of the Shares has been duly and validly authorized by all necessary corporate and stockholder action, and the Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company.
     (4) Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement, and to consummate the transactions contemplated hereby and thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder and thereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms and subject to laws of general application relating to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person, except for those that which have been complied with or waived.
     (5) No Conflict; Governmental and Other Consents.
          (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of, (i)

any provision of the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries, or (ii) any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any of its subsidiaries is bound, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company except to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect. Except for (i) Bio-Rad Laboratories, Inc. (“Bio-Rad”) pursuant to the terms of the Stock Purchase Agreement, dated November 13, 2006 (the “Bio-Rad Stock Purchase Agreement”), by and among Bio-Rad and the Company and (ii) Quest pursuant to the terms of the Stock Purchase Agreement, dated July 22, 2005 (the “Quest Stock Purchase Agreement”), by and among Quest and the Company, no holder of any of the securities of the Company or any of its subsidiaries has any rights (“demand,” “piggyback” or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement, which have not been complied with or waived.
          (b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except (i) such approval as may be required under the Securities Act and applicable state securities laws in respect of the registration of the Shares as contemplated by Section E hereof, (ii) the approval of the Nasdaq Stock Market, Inc. for the listing of the Shares on the Nasdaq Capital Market and (iii) such post-Closing filings as may be required to be made with the SEC, the National Association of Securities Dealers, Inc. (“NASD”), and with any state or foreign blue sky or securities regulatory authority.
     (6) Litigation. Except for the Case, there are no pending or, to the Company’s knowledge, threatened legal or governmental proceedings against the Company or any of its subsidiaries, which, if adversely determined, would be reasonably likely to have a Material Adverse Effect. Except for the Case, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement. Except as disclosed in the Disclosure Statement and the SEC Filings in connection with the Case, neither the Company nor any of its subsidiaries are subject to any order, judgment or decree, which would be reasonably likely to have a Material Adverse Effect.
     (7) Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.
     (8) Subsidiaries. The Company’s subsidiaries are set forth on Schedule B hereof (collectively referred to herein as the Company’s “subsidiaries”). Each of the Company’s subsidiaries has been duly formed, is validly existing and is in good standing under the law of the jurisdiction of its formation, has the requisite power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
     (9) Indebtedness. The Disclosure Statement reflects, as of the date thereof, all outstanding secured and unsecured Indebtedness (as defined below) of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. Neither the Company nor any of its subsidiaries has incurred any material Indebtedness or commitments for Indebtedness since the date of the Disclosure Statement. For purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. Except as disclosed in the Disclosure Statement and the SEC Filings, as of the Closing Date, (i) the Company is not in default with respect to any Indebtedness, and (ii) the Company is not insolvent and will not be insolvent after giving effect to the transactions contemplated herein. For purposes of this Paragraph 9, “insolvent” shall mean an inability to pay debts when due.
     (10) Certain Fees. Other than fees payable to the Placement Agent, no brokers’, finders’ or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.
     (11) Material Agreements. Except as disclosed in the Disclosure Statement and the SEC Filings, as of the Closing Date, the Company is not in default under any material agreement then in effect to which the Company is a party, the result of which would be reasonably likely to have a Material Adverse Effect.
     (12) Transactions with Affiliates. Except as disclosed in the Disclosure Statement and the SEC Filings, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company, its subsidiaries or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any person who would be covered by Item 404(a) of Regulation S-K or any company or other entity controlled by such person.
     (13) Taxes. The Company and its subsidiaries have prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties (“Taxes”) required by law to be filed by them, except for tax returns, the failure to file which, individually or in the aggregate, do not and would not have a Material Adverse Effect. Such filed tax returns are complete and accurate, except for such omissions and inaccuracies, which individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have paid or made provisions for the payment of all Taxes shown to be due on such tax returns and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current Taxes to which the Company or any subsidiary is subject and which are not currently due and payable, except for such Taxes which, if unpaid, individually or in the aggregate, do not and would not have a Material Adverse Effect. None of the federal income tax returns of the Company or any of its subsidiaries for the past five years has been audited by the Internal Revenue Service. Neither the Company nor any of its subsidiaries has received written notice of any assessments, adjustments or contingent liability (whether federal, state, local or foreign) in respect of any Taxes pending or threatened against the Company or any subsidiary for any period which, if unpaid, would have a Material Adverse Effect.
     (14) Insurance. The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company and its subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its and its subsidiaries’ businesses without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.
     (15) Environmental Matters. To the Company’s knowledge, all real property owned, leased or otherwise operated by the Company and its subsidiaries is free of contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, or which may result in liability under, any Environmental Law (as defined below), including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance (“Hazardous Substance”) which has caused or would reasonably be expected to cause or constitute a threat to human health or safety, or an environmental hazard in violation of Environmental Law or to result in any environmental liabilities that would be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has caused or suffered to occur any release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of Hazardous Substances that would reasonably be expected to result in environmental liabilities that would be reasonably likely to have a Material Adverse Effect. The Company and its subsidiaries have generated, treated, stored and disposed of any Hazardous Substances in compliance with applicable Environmental Laws, except for such non-compliances that would not be reasonably likely to have a Material Adverse Effect. The Company and its subsidiaries have obtained, or has applied for, and is in compliance with and in good standing under all permits required under Environmental Laws (except for such failures that would not be reasonably likely to have a Material Adverse Effect) and neither the Company nor any of its subsidiaries has knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to the Company’s knowledge, threatened against the Company, its subsidiaries or any of their respective facilities relating to Environmental Laws or Hazardous Substances. “Environmental Laws” shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.
     (16) Intellectual Property Rights and Licenses. Except as disclosed in the Disclosure Statement and the SEC Filings, (a) the Company and its subsidiaries own or have the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, trade names, software, formulae, methods, processes and other intangible properties that are of a such nature and significance to the business that the failure to own or have the right to use such items would have a Material Adverse Effect (“Intangible Rights”); (b) neither the Company nor any of its subsidiaries has received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intangible Rights, and, to the Company’s knowledge, neither the use of the Intangible Rights nor the operation of the Company’s and its subsidiaries’ businesses is infringing or has infringed upon any intellectual property rights of others in a manner that would be reasonably expected to have a Material Adverse Effect; (c) all payments have been duly made that are necessary to maintain the Intangible Rights in force; (d) no claims have been made, and to the Company’s knowledge, no claims are threatened, that challenge the validity or scope of any material Intangible Right of the Company or any of its subsidiaries; (e) the Company and its subsidiaries have taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and as expected to be conducted, and neither the Company nor its subsidiaries is or has been in material breach of any such license or other permission in a manner that would be reasonably expected to have a Material Adverse Effect.
     (17) Labor, Employment and Benefit Matters.
          (a) There are no existing, or to the Company’s knowledge, threatened strikes or other labor disputes against the Company or any of its subsidiaries that would be reasonably likely to have a Material Adverse Effect. There is no organizing activity involving employees of the Company or its subsidiaries pending or, to the Company’s knowledge, threatened by any labor union or group of employees. There are no representation proceedings pending or, to the Company’s knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of the Company or its subsidiaries has made a pending demand for recognition.
          (b) Neither the Company nor any of its subsidiaries is, or during the five years preceding the date of this Agreement was, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company or any of its subsidiaries.
          (c) Each employee benefit plan is in compliance with all applicable law, except for such noncompliance that would not be reasonably likely to have a Material Adverse Effect.
          (d) Neither the Company nor any of its subsidiaries have any liabilities, contingent or otherwise, including, without limitation, liabilities for retiree health, retiree life, severance or retirement benefits, which are not fully reflected, to the extent required by GAAP, on the Company’s financial statements or fully funded. The term “liabilities” used in the preceding sentence shall be calculated in accordance with reasonable actuarial assumptions.
          (e) Neither the Company nor any of its subsidiaries has (i) terminated any “employee pension benefit plan” as defined in Section 3(2) of ERISA (as defined below) under circumstances that present a material risk of the Company or any of its subsidiaries incurring any liability or obligation that would be reasonably likely to have a Material Adverse Effect, or (ii) incurred or expects to incur any outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations promulgated thereunder (“ERISA”).
     (18) Compliance with Law. The Company and its subsidiaries are in compliance in all material respects with all applicable laws, including, to the extent applicable, U.S. anti-money laundering laws and U.S. Treasury Department’s Office of Foreign Assets Control regulations, except for such noncompliance that would not reasonably be likely to have a Material Adverse Effect. Neither the Company or its subsidiaries has received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company or any of its subsidiaries which has not been dismissed or otherwise disposed of that would be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice or otherwise has any knowledge that the Company or any of its subsidiaries is charged with, threatened with or under investigation with respect to, any violation of any applicable law that would reasonably be likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any subsidiary has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. The Company, its subsidiaries and, to the Company’s knowledge, their respective directors, officers, employees and agents have complied in all material respects with the Foreign Corrupt Practices Act of 1977, as amended, and any related rules and regulations. The Company expects to be in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder within 120 days of the Closing, except where such noncompliance would not reasonably be likely to have a Material Adverse Effect.
     (19) Ownership of Property. Except as disclosed in the Disclosure Statement and the SEC Filings, the Company and its subsidiaries has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy) and is in full force and effect, and (iii) good title to, or valid leasehold interests in, all of its other properties and assets free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect.

     (20) No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section B hereof, neither the Company, nor any of its affiliates or other person acting on the Company’s behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act, when integration would cause the Offering not to be exempt from the requirements of Section 5 of the Securities Act.
     (21) General Solicitation. Neither the Company nor, to its knowledge, any person acting on behalf of the Company, has offered or sold any of the Securities by any form of “general solicitation” within the meaning of Rule 502 under the Securities Act. To the knowledge of the Company, no person acting on its behalf has offered the Securities for sale other than to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.
     (22) No Manipulation of Stock. The Company has not taken and will not take, in violation of applicable law, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.
     (23) No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers, no registration of the Securities under the Securities Act (other than as contemplated by Section E hereof) is required in connection with the offer and sale of the Securities by the Company to the Purchasers as contemplated by this Agreement.
     (24) Disclosure. The Company understands and acknowledges that each of the Purchasers will rely on the foregoing representations in purchasing the Securities of the Company hereunder. All disclosure provided by the Company to the Purchasers in the Company’s SEC Filings and the Disclosure Statement regarding the Company, its business and the transactions contemplated hereby furnished by or on the behalf of the Company are, taken as a whole, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, no material event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.
D. Understandings
     Each of the Purchasers understands, acknowledges and agrees with the Company as follows:
     (1) The execution of this Agreement by the Purchaser or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company to accept any subscription or complete the Offering. If the Company accepts a subscription for Securities made by a Purchaser, it shall countersign this Agreement. If this Agreement is not countersigned by the later of (i) five (5) business days following the Company’s receipt thereof, and (ii) one (1) business day after entry of the Confirmation Order by the Bankruptcy Court approving the Plan of Reorganization, the Purchaser shall have the option to withdraw its investment by delivering written notice thereof to the Company. This Agreement, however, shall remain valid unless and until the Company has received such written notice of withdrawal. Each Purchaser hereby acknowledges and agrees that the subscription hereunder, once accepted by the Company, is irrevocable by such Purchaser, and that, except as required by law, such Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of such Purchaser hereunder, except that the obligations under this Agreement shall not survive the death or disability of such Purchaser.
     (2) No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.
     (3) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Purchaser Questionnaire.
     (4) Notwithstanding the registration obligations provided herein, there can be no assurance that the Purchaser will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.
     (5) The Purchaser acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering shall be kept in confidence by the Purchaser until the public announcement of the Offering by the Company. The Purchaser acknowledges that the foregoing restrictions on the Purchaser’s use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Purchaser from trading in the Company’s securities to the extent such trading is on the basis of material, non-public information of which the Purchaser is aware. Except for the terms of the transaction documents and the fact that the Company is considering consummating the transactions contemplated therein (which information the Company has agreed to disclose in accordance with Section F.(3) hereof), the Company confirms that neither the Company nor, to its knowledge, any other person acting on its behalf, has provided any of the Purchasers or their agents or counsel with any information that constitutes material, non-public information as of the Closing Date.
E. Registration Rights
     (1) Certain Definitions. For purposes of this Section E, the following terms shall have the meanings ascribed to them below.

          (a) “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the Offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
          (b) “Registrable Securities” shall mean any Shares issued or issuable pursuant to the Offering Documents together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing; provided, however, that any such securities shall cease to be Registrable Securities upon the earlier of the date when (i) such Registrable Securities have been registered under the Securities Act and disposed of in accordance with a registration statement filed under the Securities Act, including the Registration Statement, or such Registrable Securities have been disposed of under Rule 144 promulgated under the Securities Act or (ii) such Registrable Securities may be sold without registration or restriction pursuant to Rule 144(b) under the Securities Act or any successor provision.
          (c) “Registration Statement” means the registration statement required to be filed under this Section E, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
     (2) Shelf Registration.
          (a) The Company shall use its best efforts to cause to prepare and file with the SEC a “Shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act on or prior to the 120th day (the “Filing Default Date”) following the Closing (such date of actual filing, the “Filing Date”). The Registration Statement shall be on Form S-3; provided that if the Company shall determine in good faith that Form S-3 is not then available to it, the Registration Statement shall be on Form S-1. Each Purchaser will furnish to the Company, within five (5) business days after request by the Company, a completed questionnaire in the form set forth as Exhibit D hereto. Each Purchaser agrees to promptly update such questionnaire in order to make the information previously furnished to the Company by such Purchaser complete and not materially misleading. The Registration Statement shall register the Registrable Securities for resale by the holders thereof.
          (b) The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on or prior to the 150th day following the Closing (the “No-Review Effectiveness Default Date”) if there is no SEC review of the Registration Statement or the 180th day following the Closing (the “SEC-Review Effectiveness Default Date”) in the event of an SEC review of the Registration Statement, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (i) the date when all Registrable Securities covered thereby may be sold without registration or restriction pursuant to Rule 144(b) under the Securities Act or any successor provision or (ii) the date when all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”).
          (c) The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) within five (5) business days following the Company’s receipt of notice from the SEC that the Registration Statement will not be reviewed by the SEC or that the SEC has completed its review of such Registration Statement and has no further comments. The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) at 5:00 p.m., New York City time, on the effective date, and file with the SEC and deliver the Prospectus (or any supplements thereto), which delivery may be made electronically, by 8:00 a.m. New York City time on the business day after such effective date.
     (3) Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:
          (a) Use its best efforts to (i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to the Registration Statement or any amendment thereto.
          (b) Notify the Purchasers as promptly as reasonably possible, and (if requested by the Purchasers) confirm such notice in writing of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement; (ii) the SEC comments in writing on the Registration Statement; (iii) the SEC or any other Federal or state governmental authority in writing requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (iv) if the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a “Proceeding”) for that purpose; (v) the Company receives notice in writing of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vi) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not include any material non-public information in any notice provided to any Purchaser under this Section E(3)(b).
          (c) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the prompt withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.
          (d) Use its reasonable best efforts to deliver to each Purchaser, which delivery may be made electronically, by 8:00 a.m. New York City time on the business day after the date first available, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Purchasers may reasonably request. The Company hereby consents (except during the continuance of any event described in Sections E(3)(b)(iii)-(vi) above) to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
          (e) In the event the Company’s Common Stock is then listed on the Nasdaq Capital Market: (i) In the time and manner required by the Nasdaq Stock Market, Inc., prepare and file with Nasdaq Stock Market, Inc. an additional shares listing application covering all of the Registrable Securities and a notification form regarding the change in the number of the Company’s outstanding Shares; (ii) use its reasonable best efforts to take all steps reasonably necessary to cause such Registrable Securities to be approved for listing on the Nasdaq Capital Market as soon as possible thereafter; (iii) provide to the Purchasers notice of such listing; and (iv) use its reasonable best efforts to maintain the listing of such Registrable Securities on the Nasdaq Capital Market.
          (f) To the extent required by law, prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Purchasers in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Paragraph (3)(f), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject, or (iii) otherwise subject itself to taxation.
          (g) Upon the occurrence of any event described in Sections E(3)(b)(iii)-(vi) above, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company may suspend sales pursuant to the Registration Statement for a period of up to twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve-month period if the Company furnishes to the holders of the Registrable Securities a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, there is some material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose such development, and the Company shall not disclose such development to the Purchasers.
          (h) The Company shall effect a filing with respect to the public offering contemplated by the Registration Statement (an “Issuer Filing”) with the NASD Corporate Financing Department pursuant to NASD Rule 2710 (b)(4)(A)(i) within one trading day of the Filing Date and pay the filing fee required by such Issuer Filing. The Company shall use reasonable best efforts to pursue the Issuer Filing until the NASD issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.
     (4) Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, Nasdaq and in connection with applicable state securities or “Blue Sky” laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) and fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Purchaser shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.
     (5) Indemnification.
          (a) Indemnification by the Company. In consideration of each Purchaser’s execution and delivery of this Agreement and in addition to the Company’s other obligations hereunder, the Company shall, notwithstanding any termination of this Agreement, indemnify, defend, protect and hold harmless each Purchaser, its officers and directors, partners, members, agents, brokers and employees of each of them, each person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling person, and each underwriter of Registrable Securities, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys’ fees (collectively, “Losses”), as incurred, arising out of or relating to (A) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or form of prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the “Plan of Distribution” attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has duly notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below; (B) any misrepresentation or material breach of any representation or warranty made by the Company in the Offering Documents; or (C) any material breach of any covenant, agreement or obligation of the Company contained in the Offering Documents. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.
          (b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or to the extent that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the “Plan of Distribution” attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such Indemnified Party or Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
          (d) Contribution. If a claim for indemnification under Paragraph (5)(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph 5(d) was available to such party in accordance with its terms.
     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (5)(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Paragraph (5)(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount of net proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and any cause of action or similar right of the Indemnified Parties against the Indemnifying Parties or others.
     (6) Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Paragraphs (3)(b), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Paragraph (3)(g), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
     (7) Piggy-Back on Registrations. Except for Bio-Rad pursuant to the terms of the Bio-Rad Stock Purchase Agreement and (ii) Quest pursuant to the terms of the Quest Stock Purchase Agreement, neither the Company nor any of its security holders may include securities of the Company in the Registration Statement other than the Registrable Securities, and the

Company shall not after the date hereof enter into any agreement providing any such right with respect to the Registration Statement to any of its security holders.
     (8) Piggy-Back Registrations. If at any time during the Effectiveness Period, other than any suspension period referred to in Section E(3)(g) above, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within ten (10) days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall use its reasonable best efforts to include in such registration statement all or any part of such Registrable Securities not already covered by an effective Registration Statement such Purchaser requests to be registered; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section E(8).
     If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so indicate in the notice given pursuant to this Section E(9). In such event the right of any Purchaser to registration pursuant to this Section E(9) shall be conditioned upon Purchaser’s agreeing to participate in such underwriting and in the inclusion of such Purchaser’s Registrable Securities in the underwriting to the extent provided herein. The Purchaser shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or by other holders exercising any demand registration rights. Notwithstanding any other provision of this Section E(9), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities or other securities from such registration and underwriting (hereinafter an “Underwriter Cutback”). In the event of an Underwriter Cutback, the Company shall so advise the Purchaser and the other holders distributing their securities through such underwriting, and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by the Purchaser and the other holders distributing their securities through such underwriting at the time of filing the registration statement. If any Purchaser disapproves of the terms of any such underwriting, such Purchaser may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.
     (9) Rule 144. Until the earlier of (i) one year following the effectiveness of the Registration Statement and (ii) the date when such Registrable Securities may be sold without registration or restriction pursuant to Rule 144(b) under the Securities Act or any successor provision, the Company agrees with each holder of Registrable Securities to:

          (a) use its best efforts to comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;
          (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and
          (c) furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.
F. Covenants of the Company
     (1) The Company shall make a public announcement of the execution of this Agreement and the terms of the transaction documents by issuing a press release and filing with the SEC a Current Report on Form 8-K not later than 8:30 a.m. New York City time on the business day following the date of this Agreement. As a result of the forgoing issuance and filing, all material, non-public information previously provided to the Purchasers or their agents or counsel shall have been publicly announced and disclosed. Notwithstanding anything in this Agreement to the contrary, following the foregoing issuance and filing the Company shall have no obligation to, and will not, disclose or provide any material, non-public information to the Purchasers or their agents or counsel.
     (2) The Company shall make a public announcement of the Closing of the Offering by issuing a press release not later than 8:30 a.m. New York City time on the business day following the Closing, and thereafter the Company shall file with the SEC a Current Report on Form 8-K within the time frame required by law.
     (3) The Company shall use its reasonable best efforts to ensure the Company’s Common Stock is either quoted on the Nasdaq Capital Market, or listed for trading on a national securities exchange, in the sole discretion of the Company, by no later than 180 days following the Closing. The Company and the Purchasers expressly agree that the quotation of the Company’s Common Stock on the “pink sheets” shall not be considered to satisfy the Company’s obligations pursuant to this covenant.
     (4) The Company shall use its reasonable best efforts (i) to be in compliance with all of its SEC filing obligations (including having made all filings under the Exchange Act that have not been timely filed as of the date hereof) not later than the 120th day following the Closing and (ii) thereafter, to file in a timely manner all required reports under the Exchange Act.
     (5) The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Purchasers and their counsel promptly after such filing.
     (6) The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act.
     (7) The Company intends that the net proceeds from the Offering will be used to finance in part the distributions to be made under the Plan of Reorganization, to pay the fees and expenses associated therewith, to repay in full the Company’s obligations under its debtor-in-possession financing agreement with Quest Diagnostics Incorporated, and for working capital and other general corporate purposes of the Company and its subsidiaries, including, without limitation, to fund the continued development of its diagnostic tests and other products and research and development.
G. Miscellaneous
     (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.
     (2) Any notice or other document required or permitted to be given or delivered to the Purchasers shall be in writing and sent (a) by fax if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid) or (b) by an internationally recognized overnight delivery service (with charges prepaid):
     (i) if to the Company, at
Vermillion, Inc.
47350 Fremont Blvd.
Fremont, CA 94555
Fax No.: (510) 505-2101
Attention: Chief Executive Officer
          or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:
Paul, Hastings, Janofsky & Walker LLP
1117 S. California Ave
Palo Alto, CA 94304
Fax No.: (650) 320-1984
Attention: Robert A. Claassen, Esq.
     (ii) if to the Purchaser, at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

     (3) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.
     (4) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
     (5) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Shares issued and issuable in connection with the Offering. A Purchaser may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights.
     (6) If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.
     (7) The parties understand and agree that, unless provided otherwise herein, money damages would not be a sufficient remedy for any breach of the Agreement by the Company or a Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not, unless provided otherwise herein, be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

     (8) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
     (9) The representations, warranties, covenants and agreements of the Company and the Purchasers shall survive the Closing. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
     (10) The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any similar entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Company acknowledges, and each Purchaser confirms, that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Offering Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
     (11) This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.
H. Signature
     The signature page of this Agreement is contained as part of the applicable subscription package, entitled “Signature Page”.
* * * * * * *

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal (x) the Subscription Amount as set forth below divided by the Share Purchase Price, rounded down to the nearest whole number, and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER
1. Dated: December ___, 2009
2. Total Subscription Amount: $

Signature of Subscriber	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

VERMILLION, INC.

By:
Name:
Title:

Dated:

Schedule A
Escrow Instructions
PLEASE SEND WIRE TRANSFERS TO THE ESCROW ACCOUNT AS FOLLOWS:
Bank: U.S. Bank National Association
ABA: 091000022
BNF: U.S. Bank Trust N.A.
A/C: 180 121 167 365
OBI: Corporate Trust
Ref: Vermillion Inc., SEI Acct. # 135708000
Attn: Alan Maravilla, S.F. Corporate Trust

Schedule B
Subsidiaries of the Company
IllumeSys Pacific, Inc. — California
Ciphergen Technologies, Inc. — California
Ciphergen Biosystems GmbH — Germany
Ciphergen Biosystems KK — Japan
Ciphergen Biosystems International, Inc. — Delaware
Ciphergen Biosystems EURL — France

Exhibit A
Legal Matters
     Paul, Hastings, Janofsky & Walker LLP shall deliver an opinion covering the following matters. The opinion shall be subject to and include customary assumptions, limitations and qualifications.
     1. The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority under the laws of the State of Delaware to enter into and perform its obligations under the Securities Purchase Agreement and the Escrow Agreement (collectively, the “Agreements”).
     2. The authorized capital stock of the Company consists of 150,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.
     3. The Shares have been duly authorized or reserved for issuance by all necessary corporate action on the part of the Company; and the Shares, when issued and delivered against payment therefore in accordance with the provisions of the Securities Purchase Agreement, will be validly issued, fully paid and non-assessable.
     4. The execution and delivery by the Company of the Agreements, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company. The Agreements constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.
     5. The execution and delivery by the Company of the Agreements, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of any federal law of the United States of America or the General Corporation Law of the State of Delaware applicable to the Company; (b) violate the provisions of the Company’s Certificate of Incorporation or By-laws; or, (c) to our knowledge, violate any existing obligation of the Company under any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company and of which we are aware, without any inquiry.
     6. Assuming (a) the accuracy of the representations made by each Purchaser in the Securities Purchase Agreement; (b) that neither the Company, any placement agent nor any person acting on behalf of either the Company or the Placement Agent has offered or sold the Securities by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D (the “Regulation D”) promulgated under the Securities Act; (c) that no offerings or sales of securities of the Company after the date hereof in a transaction can be “integrated” with any sales of the Securities; and (d) that each person or entity that purchased securities of the Company directly from the Company or its agents and without registration between the date six months prior to the Closing of the Offering and the date of the Agreement was, as of the date of such purchase, an “accredited investor” as defined in Rule 501 of Regulation D, the sale of the Securities to the Purchasers at the Closing under the circumstances contemplated by the Securities Purchase Agreement are exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act.

Exhibit B
Form of Escrow Agreement

Exhibit C
Vermillion, Inc.
Confidential Purchaser Questionnaire
Before any sale of Shares by Vermillion, Inc. can be made to you, this Questionnaire must be completed and returned to Vermillion Inc., Attn: Gail Page, 47350 Fremont Blvd, Fremont, CA 94555; Fax #: (510) 505-2101.

1.	IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A) IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B)
A. INDIVIDUAL IDENTIFICATION QUESTIONS

Name
(Exact name as it should appear on stock certificate)
Residence Address
Home Telephone Number
Fax Number
Date of Birth
Social Security Number
B. IDENTIFICATION QUESTIONS FOR ENTITIES

Name
(Exact name as it will appear on stock certificate)
Address of Principal Place of Business
State (or Country) of Formation or Incorporation
Contact Person
Telephone Number ( )
Type of Entity
(corporation, partnership, trust, etc.)
Was entity formed for the purpose of this investment?
Yes No
2.	DESCRIPTION OF INVESTOR

The following information is required to ascertain whether you would be deemed an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:
☐	a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment

☐	private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958

☐	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act

☐	a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire

☐	a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity

☐	an insurance company as defined in Section 2(13) of the Securities Act of 1933

☐	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;

☐	a charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000

☐	an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents

☐	a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934

☐	a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees

☐	an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000 and who reasonably excepts that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000

☐	an individual whose net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000

☐	an entity in which all of the equity owners are accredited investors
3.	BUSINESS, INVESTMENT AND EDUCATIONAL EXPERIENCE

Occupation
Number of Years
Present Employer
Position/Title
Educational Background

Frequency of prior investment (check one in each column):

	Stock & Bonds	Venture Capital Investments
Frequently
Occasionally
Never

4.	SIGNATURE
The above information is true and correct. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information, which may occur prior to the investment.
Executed at ______, on            , 2009

(Signature)

Exhibit D
Selling Stockholder Questionnaire

To:	Vermillion, Inc.
c/o Paul, Hastings, Janofsky & Walker LLP
1117 S. California Ave.,
Palo Alto, CA 94304
Attention: Robert A. Claassen, Esq.
     Reference is made to the Securities Purchase Agreement (the “Agreement”), made between Vermillion, Inc., a Delaware corporation (the “Company”), and the Purchasers noted therein.
     Pursuant to Section B(13) of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section E of the Agreement.

(1) Name and Contact Information:

Full legal name of record holder:

Address of record holder:

Social Security Number or Taxpayer identification number of record holder:

Identity of beneficial owner (if different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

E-mail address of contact person:

(2) Beneficial Ownership of Registrable Securities:

(a) Number of Registrable Securities owned by Selling Stockholder:

(b) Number of Registrable Securities requested to be registered:

(3) Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (2)(a).

Type and amount of other securities beneficially owned by the Selling Stockholder:

(4) Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(5) Plan of Distribution:

Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Registrable Securities listed above in Item (2) in accordance with the “Plan of Distribution” section set forth therein:

State any exceptions here:

(6) Selling Stockholder Affiliations:

(a) Is the Selling Stockholder a registered broker-dealer?

(b) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

(c) If the answer to Item (6)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(d) If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)?

(e) If the answer to Item (6)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

(7) Voting or Investment Control over the Registrable Securities:

If the Selling Stockholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item (2) above:

     Pursuant to Section E(3) of the Agreement, the undersigned acknowledges that the Company may, by notice to each Purchaser at its last known address, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Registrable Securities pursuant to the Registration Statement under certain circumstances described in the Agreement. At any time that such notice has been given, the undersigned may not sell Registrable Securities pursuant to the Registration Statement.

     The undersigned hereby acknowledges receipt of a draft of the Registration Statement dated [            ], 2009 and confirms that the undersigned has reviewed such draft including, without limitation, the sections captioned “Selling Stockholders” and “Plan of Distribution,” and confirms that, to the best of the undersigned’s knowledge, the same is true, complete and accurate in every respect except as indicated in this Questionnaire. The undersigned hereby further acknowledges that pursuant to Section E(5) of the Agreement, the undersigned shall indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Company or its directors and officers may become subject by reason of any statement or omission in the Registration Statement made in reliance upon, or in conformity with, a written statement by the undersigned, including the information furnished in this Questionnaire by the undersigned.
     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.
     The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

Dated: , 2009
Signature of Record Holder
(Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)